Exhibit 10.3

RBS CITIZENS, NATIONAL ASSOCIATION	THIRD MODIFICATION AGREEMENT

This Third Modification Agreement (this “Agreement”) is made as of the 24th day of June, 2010 by and among:

RBS Citizens, National Association (successor by merger to Citizens Bank of Massachusetts), a national banking association with its principal office at 28 State Street, Boston, Massachusetts 02109 (the “Bank”);

Cybex International, Inc., a New York corporation with its principal office at 10 Trotter Drive, Medway, Massachusetts 02053 (the “Borrower”); and

Cybex International UK Limited, a United Kingdom corporation with a principal office at Oak Tree House, Atherstone Road, Measham, Derbyshire, DE12 7EL, England (the “Guarantor”);

the Borrower and the Guarantor are hereinafter sometimes collectively referred to as the “Obligors”);

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

BACKGROUND

A. On or about October 17, 2006, the Bank and the Borrower entered into a certain Loan Agreement (as ratified by instrument dated June 28, 2007, and as amended, modified or supplemented, the “Loan Agreement”) pursuant to which, among other things, the Bank and the Borrower agreed to certain terms and conditions relative to the establishment of a $13,000,000 term loan facility (the “Term Loan”), the purpose of which was to finance the Borrower’s acquisition of the real property, with the buildings and improvements thereon, located at 1975 24th Avenue SW, Lot 1 and Outlot A of Block 1, Ebeling Farm Addition, Owatonna, Minnesota (the “Mortgaged Premises”). The Term Loan is evidenced by a certain Commercial Promissory Note (as amended, modified or supplemented, the “Term Note”) dated June 28, 2007 in the original principal amount of $13,000,000 made by the Borrower payable to the order of the Bank. The Term Loan and the obligations and liabilities incurred by Borrower to the Bank in connection therewith are secured by, among other things, a certain Mortgage, Security Agreement and Assignment dated June 28, 2007 (as amended, modified or supplemented, the “Mortgage”), pursuant to which, among other things, the Borrower has granted the Bank a first priority lien and security interest in and to the Mortgaged Premises.

B. On or about July 2, 2008, the Bank and the Borrower entered into a certain Credit Agreement (as amended by Amendment No. 1 to Credit Agreement dated August 31, 2008, the Modification Agreement and the Second Modification Agreement, each as defined below, and as further amended, modified or supplemented, the “Credit Agreement”) pursuant to which, among other things and subject to certain terms and conditions, the Bank established a revolving line of credit in favor of the Borrower in the maximum principal amount of $15,000,000 (the “Line of Credit”), the purpose of which was to finance the Borrower’s working capital, letters of credit and general business needs. Advances under the Line of Credit are evidenced by a certain Revolving Credit Note (as amended, modified or supplemented, the “Revolving Note”) dated July 2, 2008 in the maximum principal amount of $15,000,000 made by the Borrower payable to the order of the Bank. The Line of Credit and the obligations and liabilities incurred by Borrower to the Bank in connection therewith are secured by, among other things, a certain Security Agreement (Accounts Receivable and Inventory) dated July 2, 2008 (as amended, modified or supplemented, the “Security Agreement”), pursuant to which Borrower has granted the Bank a first priority lien and security interest in and to all of the Collateral (as defined in the Security Agreement).

C. On or about July 2, 2008, the Guarantor executed and delivered to the Bank an instrument of Guaranty (as amended, modified or supplemented, the “Guaranty”) pursuant to which, among other things, the Guarantor guaranteed the payment and performance of all of the Borrower’s Liabilities (as that term is defined in the Guaranty) to the Bank.

D. On or about May 4, 2009, the Obligors and the Bank entered into a certain Modification Agreement (the “Modification Agreement”) pursuant to which, among other things and subject to certain terms and conditions, (i) the Bank waived certain defaults and agreed to forbear from exercising its rights and remedies on account of such defaults, and (ii) the Bank and the Borrower agreed to various amendments and modifications to the Loan Documents (as defined below) as set forth in the Modification Agreement.

E. On or about August 13, 2009, the Obligors and the Bank entered into a certain Second Modification Agreement (the “Second Modification Agreement”) pursuant to which, among other things and subject to certain terms and conditions, (i) the Bank waived certain defaults and agreed to forbear from exercising its rights and remedies on account of such defaults, and (ii) the Bank and the Borrower agreed to various amendments and modifications to the Loan Documents (as defined below) as set forth in the Second Modification Agreement.

F. The Loan Agreement, the Term Note, the Mortgage, the Credit Agreement, the Revolving Note, the Security Agreement, the Guaranty, the Modification Agreement, the Second Modification Agreement and all other agreements, instruments and documents executed in connection with the establishment and documentation of the Term Loan and the Line of Credit are hereinafter collectively referred to as the “Loan Documents.” The Term Loan and the Line of Credit (together, the “Loans”) are cross-defaulted such that a default under any of the Loans constitutes a default under all of the Loans.

G. The Borrower has requested, and the Bank has agreed, among other things, to modify the calculation of Debt Service Coverage Ratio with respect to both the Term Loan and the Line of Credit.

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereby agree that the Loan Documents are hereby amended as follows:

I. DEFINITIONS

Any capitalized, undefined term used herein shall have the same meaning given such term in the Loan Documents.

II. ACKNOWLEDGMENT OF LOAN BALANCE

The Obligors hereby acknowledge and agree that the balance of the indebtedness owed to the Bank under the Loans as of June 24, 2010 is as follows:

Term Loan:		Line of Credit:

Principal	$11,483,333.45	Principal	$0
Accrued and Unpaid Interest	$21,763.31	Accrued and Unpaid Interest	$0
Total	$11,505,096.76	Total	$0

The Obligors further agree that, in addition to the foregoing, the Borrower and Guarantor are jointly and severally liable to the Bank under the Loan Documents for all interest accruing with respect to the Loans after June 24, 2010 and for all costs, expenses, and costs of collection (including attorneys’ fees and disbursements previously, now, or hereafter incurred by the Bank under, or in connection with, the Loan Documents).

III. AMENDMENT AND MODIFICATION OF TERM LOAN FACILITY

A. The calculation of Debt Service Coverage Ratio provided at Section 9(b) of the Loan Agreement is hereby modified to incorporate the concept of “current portion of long term debt” into the DSCR formula. Specifically, Section 9(b) of the Loan Agreement (as provided by Section 5.1.3 of the Second Modification Agreement) is hereby modified to delete the phrase “regularly scheduled payments of principal paid on Indebtedness” from the fifth line and replacing it with the following phrase in its place and stead: “the portion of long-term indebtedness that is due during the 12 months following the end of such applicable period.”

IV. AMENDMENT AND MODIFICATION OF LINE OF Credit FACILITY

A. The definition of “Debt Service Coverage Ratio” provided at Section 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following in its place and stead:

“Debt Service Coverage Ratio means, during the applicable period, that quotient equal to (A) the aggregate of (i) EBITDA, minus (ii) Dividends or S-distributions, minus (iii) unfinanced Capital Expenditures; divided by (B) the sum of (i) Interest Expense and (ii) Current Portion of Long-Term Debt and (iii) Cash Taxes; that is,

EBITDA-Dividends – unfinanced Cap X
Interest Expense + CPLTD + Cash Taxes

B. The following new definition shall be inserted in Section 1.1 of the Credit Agreement:

“Current Portion of Long-Term Debt (“CPLTD”) means the portion of long-term Indebtedness that is due during the 12 months following the end of such applicable period, including, but not limited to, amounts required to be paid during such period under Capital Leases.”

V. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL SECURITY

The Obligors ratify, confirm and agree that the execution and delivery of all of the Loan Documents and this Agreement was and is made in accordance with the terms and provisions of their respective organizational and charter documents, and that it does not violate or contravene any provision of said organizational and charter documents or any other indenture or contract to which such Obligor is a party; that the Loan Documents, including specifically, but not limited to, the Loan Agreement and the Credit Agreement, as each are modified hereby, and this Agreement, are valid, binding and enforceable against the Borrower and that no consent of any other party is required in connection with the execution, delivery, performance or enforceability of each of the Loan Documents and this Agreement. The Obligors further ratify and confirm that the Mortgage, the Security Agreement and the Guaranty, together with any and all other Loan Documents granted a continuing security interest in and to the Mortgaged Premises and/or the Collateral, secure the Borrower’s prompt, punctual and faithful payment and performance of (i) the Term Loan, as modified hereby, including but not limited to, the Loan Agreement, as modified hereby, and any further extensions, renewals, substitutions, modifications or replacements thereof; (ii) the Line of Credit, as modified hereby, including but not limited to, the Credit Agreement, as modified hereby, and any further extensions, renewals, substitutions, modifications or replacements thereof, (iii) any and all liabilities, debts, and obligations of the Borrower to the Bank (including without limitation, this Agreement); and (iv) any and all liabilities, debts and obligations, whether now existing or hereafter arising, or at any time owing by the Obligors to the Bank, including without limitation, costs, costs of collection, attorneys’ reasonable fees and all court and litigation costs and expenses.

VI. GUARANTOR RATIFICATION

The Guarantor acknowledges that the Bank has modified certain terms and provisions of the Loan Documents, pursuant to which the Bank has, among other things, modified the definition of Debt Service Coverage Ratio under both the Term Loan and the Line of Credit. The Guarantor hereby acknowledges and agrees that the Guaranty continues to be in full force and effect and that the Guarantor continues to unconditionally guarantee payment and performance of the obligations and Liabilities of the Borrower to the Bank (as set forth in the Guaranty) and that the liabilities and obligations of the Borrower under this Agreement are included within the definition of Liabilities set forth in the Guaranty.

VII. ACKNOWLEDGEMENT OF FACILITY WITH RBS ASSET FINANCE

The Bank acknowledges and agrees that, simultaneous with the execution of this Agreement, Borrower is entering into a $5,100,000.00 capital lease with RBS Asset Finance, Inc. which shall be secured by, among other things, a second priority lien on Accounts Receivable and Inventory.

VIII. REPRESENTATIONS AND WARRANTIES

The Obligors hereby represent and warrant that:

A. The representations and warranties contained in the Loan Documents, as previously amended and as hereby amended, and except as set forth herein, are true and correct as of the date hereof with the same effect as though such representations and warranties had been made on the date hereof;

B. Except as set forth herein, the Obligors have complied and are now in compliance with all of the terms and provisions set forth in the Loan Documents, on its or their part, as applicable, to be observed and performed; and

C. No event of default as specified in any of the Loan Documents that has previously occurred is continuing.

IX. BANK EXPENSES AND LEGAL FEES

The Obligors hereby agree to pay to the Bank on the date of execution of this Agreement by the Obligors the fees and expenses incurred by the Bank, including, but not limited to, legal fees and disbursements, incurred in connection with the preparation and implementation of this Agreement.

X. WAIVER OF JURY TRIAL

EACH OBLIGOR MAKES THE FOLLOWING WAIVER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND UNDERSTANDS THAT THE BANK, IN ENTERING INTO THE WITHIN AGREEMENT, IS RELYING THEREON. EACH OBLIGOR, TO THE EXTENT OTHERWISE ENTITLED THERETO, HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF SUCH OBLIGOR TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE BANK IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR IN WHICH THE BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE OBLIGOR AND THE BANK WHICH RELATES TO THE LOAN DOCUMENTS AND THE LOAN TRANSACTION EVIDENCED THEREBY.

XI. MISCELLANEOUS

A. Except as otherwise provided for herein, the Bank does not hereby waive any defaults now existing or hereinafter arising under the Loan Documents or any of its rights and remedies upon the occurrence of a default under the Loan Documents.

B. The Obligors acknowledge and agree that none of the Obligors has any offsets, defenses or counterclaims against the Bank, or any other party, with respect to any amounts due under any of the Loan Documents or otherwise, and to the extent that the Obligors do have any such offsets, defenses or counterclaims, the Obligors hereby WAIVE same.

C. This Agreement and all other documents, instruments and agreements executed in connection herewith represent the entire agreement of the parties hereto and incorporate the final results of all discussions and negotiations between the Obligors and the Bank, either express or implied, concerning the matters included herein and in such other documents, instruments, and agreements, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof.

D. The Obligors hereby ratify and confirm in all respects and without condition all of the terms and provisions of the Loan Documents, as modified herein, as applicable, and each agrees that said terms and provisions, except to the extent expressly modified herein or therein, continues in full force and effect.

E. The Obligors have each, as of this day: (i) had ample opportunity to consult with counsel of the their own choosing regarding this transaction; (ii) had ample opportunity to review with counsel the terms and provisions of this Agreement and every other agreement, instrument and/or document executed or delivered in connection therewith; (iii) understood and assented to the obligations imposed by this Agreement and every other agreement, instrument and/or document executed or delivered in connection therewith; (iv) knowingly and willingly entered into this Agreement and every other agreement, instrument and/or document executed or delivered in connection therewith.

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IN WITNESS WHEREOF, the undersigned have affixed their signatures or caused their seals to be affixed hereto as a sealed instrument as of the date first above written.

WITNESS TO ALL:	BORROWER:

CYBEX INTERNATIONAL, INC.

/s/ Patty Waisner	By:	/s/ Arthur W. Hicks, Jr.
Patty Waisner	Name:	Arthur W. Hicks, Jr.
	Title:	President

GUARANTOR:

CYBEX INTERNATIONAL UK LIMITED

	By:	/s/ Arthur W. Hicks, Jr.
	Name:	Arthur W. Hicks, Jr.
	Title:	Director

BANK:

WITNESS:	RBS CITIZENS, NATIONAL ASSOCIATION

/s/ Nanette Capon-Halpin	By:	/s/ David J. Bugbee
Nanette Capon Halpin	Name:	David J. Bugbee
	Title:	Senior Vice President

Signature Page of Third Modification Agreement

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